SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2003

Commission file number: 0-25034

Greater Bay Bancorp

(Exact name of registrant as specified in its charter)

California	77-0387041
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification number)

2860 West Bayshore Road

Palo Alto, California 94303

(Address of principal executive offices and zip code)

(650) 813-8200

Registrant’s telephone number, including area code

Item 5.	Other Events.

On July 23, 2003, Greater Bay Bancorp (the “Company”) issued a press release announcing its financial results for the second quarter of 2003.

Item 7.	Financial Statements and Exhibits.

Exhibits
99.1	Press Release dated July 23, 2003 re financial results for second quarter of 2003

Item 9.	Regulation FD Disclosure

The press release attached hereto as Exhibit 99.1, incorporated herein by reference, is being furnished in this Form 8-K under Item 9 in satisfaction of Item 12 – Disclosure of Results of Operations and Financial Condition in accordance with the Filing Guidelines issued by the Securities and Exchange Commission in Release 33-8216. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Notwithstanding the foregoing, the following information contained in the press release shall be deemed “filed” and specifically incorporated by reference into the registrant’s Registration Statement on Form S-4, as amended, file number 333-105683: Paragraphs 1 through 4 (including the bullet points within Paragraph 4) 5, 6, 8, 9, 10, 12, 13, 15, 18, 19 and 23 through 26. All of the information in the press release under the heading “Outlook for Remainder of 2003” is furnished, not filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREATER BAY BANCORP (Registrant)

Dated: July 23, 2003	By:	/s/ LINDA M. IANNONE
Linda M. Iannone Senior Vice President and General Counsel

Exhibit Index

99.1	Press Release dated July 23, 2003 re financial results for second quarter of 2003